UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/14

Item 1.  Reports to Stockholders.

March 31, 2014

Altegris Macro Strategy Fund A Series of Northern Lights Fund Trust
Annual Report Class A (MCRAX) Class C (MCRCX) Class I (MCRIX) Class N (MCRNX)
ADVISED BY Altegris Advisors, L.L.C 1200 Prospect Street Suite 400 La Jolla, CA 92037	SUB-ADVISED BY J.P. Morgan Investment Management, Inc. 270 Park Avenue New York, NY 10017

Altegris Macro Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ending March 31, 2014

Dear Investor:

Market and Performance Summary

The Altegris Macro Strategy Fund seeks to capture market inefficiencies, capitalize on uncertainty, and nimbly shift both exposure and positioning in its attempt to generate alpha. Unfortunately, performance for many macro-oriented alternative strategies has suffered in recent years, despite the clear uncertainties present in global markets. The primary culprit is often dubbed the RoRo (Risk-On, Risk-Off) pattern of market movements that has dominated markets post-credit crisis. The Financial Times summed up the impact of RoRo on macro funds perfectly, stating that “…in a low interest rate world, with key global central banks largely following a one-size-fits-all set of policies, RoRo reflected a lack of differentiation by all investors, with markets instead moving in tandem to ebbs and flows in investor sentiment in response to the latest news event. This was a tough environment for global macro strategies, which aim to capture trends and mispricing in markets that often emerge from divergence between economic fundamentals and political actions.”

RoRo was indeed present, but began to dissipate during the 12-month period under review. It became clear that central banks would eventually need to operate in a less synchronized fashion. In fact, guess-work around when the U.S. Federal Reserve (Fed) would wind down their quantitative easing (QE) policies dominated markets in the spring of 2013. QE tapering fears peaked in May and June 2013, leading to a rare correlation of risk-on and risk-off assets. Investors experienced a dramatic rise in yields, significant short-term credit spread widening, and at the same time, a temporary, yet significant, sell-off in stock indices. The taper never materialized, and markets calmed over the remaining summer period. RoRo resumed, yields steadied and stock indices rose as investors waited to see when tapering would actually occur. By the fourth quarter of 2013, investors appeared convinced that tapering was not, in fact, tightening. More normalized patterns between economic strength and market direction formed, as risk assets rallied on news of positive economic data. Declines in the unemployment rate, stronger than expected GDP figures and less discord in Washington provided ripe timing for the Fed to announce modest tapering while emphasizing that interest rate hikes will not be considered in the near future.

The beginning of 2014 brought a new year and market behavior that anticipated the end of coordinated central bank stimulus. In fact, it appeared as if market movements for the final three months of the period were driven more by data than by government intervention and investor sentiment. Various markets moved up, down or sideways based largely on idiosyncratic factors creating a more “normal” volatility environment. Equity markets were no longer buoyed by beta, with correlation among index constituents declining at a faster pace than we have seen in many years. Agricultural commodity markets rallied on the heels of the ‘polar vortices,’ and foreign exchange movements were largely influenced by country-specific economic fundamentals. New found dislocations did create some opportunities for managers accessed by the Fund, but not all.

As shown in Figure 1, the Altegris Macro Strategy Fund’s Class A (at NAV), Class C, Class I and Class N shares returned -8.39%, -9.06%, -8.12% and -8.29%, respectively, for the 12 months ending March 31, 2014, while the Altegris 40 Index®, the Barclay Global Macro Index, the MSCI World Index, the BofA Merrill Lynch 3 Month T-Bill Index and the S&P 500 TR Index returned -8.17% (estimated), -0.07% (estimated), 16.69%, 0.07% and 21.86%, respectively. The Fund’s net assets under management were $150.2 million as of March 31, 2014.

Figure 1: Altegris Macro Strategy Fund Performance Review | April 1, 2013 – March 31, 2014
			Quarterly Returns
	1-Year	Since Inception*	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Class A (NAV)	-8.39%	-7.70%	-3.28%	-0.12%	-4.18%	-1.03%
Class A (max load)**	-13.65%	-9.61%	-8.81%	-5.83%	-9.74%	-6.72%
Class C (NAV)	-9.06%	-9.33%	-3.45%	-0.37%	-4.35%	-1.16%
Class I (NAV)	-8.12%	-7.45%	-3.14%	-0.12%	-4.16%	-0.92%
Class N (NAV)	-8.29%	-7.70%	-3.16%	-0.24%	-4.18%	-0.92%
BofA Merrill Lynch 3-Month T-Bill Index	0.07%	0.08%	0.01%	0.02%	0.02%	0.02%
Altegris 40 Index®***	-8.17%	-4.42%	-3.26%	4.00%	-3.36%	-5.55%
Barclay Global Macro Index***	-0.07%	0.61%	-1.79%	3.59%	-0.82%	-0.97%
S&P 500 Total Return Index	21.86%	15.80%	1.81%	10.51%	5.24%	2.91%
MSCI World Index	16.69%	8.30%	0.77%	7.61%	7.68%	-0.07%

*The inception date of Class A, Class I and Class N is 06/01/11; the inception date of Class C is 10/20/11. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

***Data for these indices report on a monthly basis. Figures shown since inception include the entire month of June, including trading on June, 1, 2011.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.44% for Class A, 3.19% for Class C, 2.19% for Class I and 2.44% for Class N.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.

Fund Overview

The Fund aims to achieve absolute returns by providing investors with liquid exposure to what are believed to be best-of-breed1 managers within the global macro strategy. The managers accessed by the Fund can be grouped into multiple sub-strategies (see Figure 2), all of which utilize fundamental macro data to capitalize on market inefficiencies.

Over the fiscal year, we added three new allocations (Willowbridge, QMS and Civic) to the Altegris Macro Strategy Fund while removing two (Ortus and P/E). The first addition, effective April 2013, was to Willowbridge Associates, managed by Philip Yang and Frank Marrapodi. Willowbridge is a global macro discretionary strategy predicated on the discretionary views of both Founder Philip Yang and trader Frank Marrapodi. Using both fundamental and technical decision making, the strategy only participates in trades that are agreed to by both Mr. Yang and Mr. Marrapodi, but either trader has full discretion to exit a trade. Allocations to two additional managers, QMS Capital Management and Civic Capital Advisors, were effective in August of 2013. QMS is a quantitative strategy that utilizes long/short tactical allocation trading in equity, currencies, commodities and fixed income markets. Civic is what we consider to be a preeminent discretionary foreign exchange manager, with tight risk management as a core part of the overall strategy.

_____________

1 Altegris defines “best-of-breed” as managers which in our opinion have demonstrated success in terms of sustained investment edge, effective risk management processes and established operations infrastructure.

The determination to remove a manager from the Fund is not binary. There are many factors that go into our decision making, one of which is a manager’s ability to withstand drawdowns. Ortus, a model-based foreign exchange (FX) manager, suffered a steep but brief drawdown in mid-2008, only to perform with renewed strength over the following three years. Unfortunately, Ortus’ more recent drawdown was different. Ortus’ models are largely driven by fundamental factors, such as monetary policy and GDP statistics. These models do not generate signals based on perceived policy, only real data. In a macro environment dominated by investor sentiment and rhetoric from Japanese Prime Minister Shinzo Abe regarding a desire for a weaker yen, Ortus performed poorly over a 24 month period, and was therefore eliminated from the Fund.

Lastly, the Fund’s allocation to P/E was removed at the end of January 2014. Warren Naphtal and his team at P/E have developed one of the leading systematic methods for sourcing returns in the currency markets; however, the decision was made given our increased preference towards discretionary foreign exchange managers versus those who utilize systematic models, such as P/E and Ortus.

At the conclusion of the period under review, the Fund’s allocations were as follows:

Figure 2: Fund’s Exposure to Global Macro Managers
Manager	Program	Sub-Strategy	3/31/2013 Exposure	3/31/2014 Exposure
Denali Asset Management	Denali Global Discretionary Program	Discretionary Multi-Asset Class	31.8%	16.1%
Willowbridge Associates Inc.	Global Discretionary Program	Discretionary Multi-Asset Class	0.0%	16.1%
300 North Capital	Global Macro Strategy	Discretionary Multi-Asset Class	11.4%	13.8%
QMS Capital Management	QMS Diversified Global Macro	Quantitative Multi-Asset Class	0.0%	16.1%
Civic Capital Advisors	Civic Capital Currency Strategy	Discretionary Foreign Exchange	0.0%	16.1%
Krom River Investment Management	Krom River Commodity Program	Discretionary Commodities	22.7%	11.5%
Brevan Howard	Brevan Howard EM Local Fixed Income Strategy	Discretionary Emerging Markets Local Fixed Income*	13.6%	10.6%
Ortus Capital Management	Ortus FX Strategy	Quantitative Foreign Exchange	13.6%	0.0%
P/E Investments	P/E FX Aggressive Strategy	Quantitative Foreign Exchange	6.8%	0.0%

*The Fund’s exposure to the Brevan Howard local fixed income strategy was obtained via an investment in a sub-fund of the Brevan Howard Investment Fund, a Luxemburg UCITs. In November 2013, the Fund redeemed its shares of the UCITs and invested in Brevan Howard Emerging Markets Local Fixed Income Leveraged Fund Limited, a Cayman Islands private fund that executes the same strategy as the UCITs on a leveraged basis.

Drivers of Fund Performance

As measured by gross exposure, the Fund maintained a clear bias towards currencies over the last 12 months. Unfortunately, currency futures trading led losses, headlined by inopportune long positions in the Japanese yen and Euro, and enhanced by this exposure tilt. Fixed income futures also detracted as, outside of the surge in May 2013 from the initial onset of QE tapering fears, interest rates bounced back and forth within a reasonably small band, making prediction difficult. The Fund’s net exposure to stock indices gradually increased throughout 2013, peaking in January 2014, which up to that point resulted in substantially positive attribution for the sector. However, those gains were given back due to the correction early in the new year. Commodity futures detracted as a whole, with energy holdings inflicting the most damage. Within commodities, lone bright spots were realized from grains and precious metals futures positioning. The Fund capitalized on the long downtrend in many precious metals, particularly gold, throughout 2013, and was able to switch positioning and continue gains when the trend briefly reversed in early 2014. Additionally, rallies in grains due to weather-related supply shocks in the latter half of the time period under review resulted in profits from the Fund’s long grains positioning.

Figure 3: Futures Performance Attribution by Sector | April 1, 2013 – March 31, 2014

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Reflects global macro exposure through investment in Underlying Pools that engage CTA managers to trade futures. Does not reflect global macro exposure obtained from the Brevan Howard allocation.

*Softs, or soft commodities, are commodities such as coffee, cocoa, sugar and fruit. This term generally refers to commodities that are grown, rather than mined.

Among the managers accessed by the Fund, the pain was shared nearly across the board (Figure 4). Although only added to the Fund in August 2013, QMS was the lone positive performer for the period. The single largest detractor was 300 North Capital, which failed to capitalize on equity market momentum over the period. This was a clearly disappointing result for the manager given our intent of elevating macro driven equity exposure in the Fund, in an attempt to better capture the significant market rally over the course of 2013.

Figure 4: Global Macro Performance Attribution by Manager | April 1, 2013 – March 31, 2014

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*The Fund gained exposure to Willowbridge as of 4/15/2013, QMS as of 8/19/2013, and Civic as of 8/26/2013. Therefore performance attribution is only shown from these dates.

**The Fund no longer had exposure to Ortus as of 12/11/2013 and P/E as of 1/29/2014. Therefore, performance attribution is only shown through these dates.

Outlook

The economic recovery in the United States seems poised to continue, although we should expect volatility in markets as the path to recovery shows no signs of being smooth. The silver lining here is that we are seeing opportunities in macro markets based on fundamental reasons. For example, the NZD recently strengthened not on sentiment, but because the Reserve Bank of New Zealand increased rates 25 basis points on March 13th, the first developed market central bank to do so. Central bankers around the globe are finally faced with an economic environment that is not heavily influenced by US political discord, new regulations, and uncertainty over tapering. Rather, uncertainty over central bankers’ next moves – including those of Federal Reserve Chair, Janet Yellen – should create dislocations upon which we expect our managers to capitalize.

We thank you for investing in the Altegris Macro Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Senior Vice President

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Alpha. Alpha measures the non-systematic return which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

1073-NLD-4/30/2014

Altegris Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for the year ended March 31, 2014, compared to its benchmark:
		Annualized	Annualized
		Since Inception	Since Inception
	One Year	June 1, 2011	October 20, 2011
Altegris Macro Strategy Fund - Class A	(8.39)%	(7.70)%	N/A
Altegris Macro Strategy Fund - Class A with load **	(13.65)%	(9.61)%	N/A
Altegris Macro Strategy Fund - Class C	(9.06)%	N/A	(9.33)%
Altegris Macro Strategy Fund - Class I	(8.12)%	(7.45)%	N/A
Altegris Macro Strategy Fund - Class N	(8.29)%	(7.70)%	N/A
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.07%	0.08%	0.08%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-888-524-9441.

** Class A with load total return is calculated using the maximum sales charge of 5.75%.
*** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | June 1, 2011 – March 31, 2014 Past performance is not necessarily indicative of future results.
Past performance is not necessary indicative of future results.

****Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment	% of Net Assets
Bonds & Notes	27.2%
Discount Agency Notes	14.4%
Mutual Fund	12.3%
Certificates of Deposit	7.7%
US Treasury Bill	6.6%
Structured Note	5.2%
Unaffiliated Trading Companies	4.5%
Commercial Paper	4.3%
Other, Assets Less Liabilities	17.8%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2014

Shares	INVESTMENTS - 82.2%			Value
	PRIVATE INVESTMENT FUND - 12.3%
185,468	Brevan Howard Investment Fund - Emerging Markets Local Fixed Income Fund (Cost - $18,546,760) *			$ 18,486,396

	UNAFFILIATED TRADING COMPANIES ^ - 4.5%
26,532	300 North Capital LLC (a)			1,030,262
21,053	Civic Class (a)			1,703,043
15,424	Denali Global Discretionary Program Class Denali (a)			1,119,173
6,717	Krom River Commodity Program Class Krom (a)			317,601
12,671	QMS Class (a)			1,665,165
10,406	Willowbridge Class (a)			906,803
	TOTAL UNAFFILIATEDTRADING COMPANIES (Cost - $7,643,173)			6,742,047

Principal
Amount ($)	STRUCTURED NOTE - 5.2%		Maturity
8,800,000	Barclays Bank PLC Linked Note (a) *
	(Cost - $8,800,000)		1/28/2015	7,737,733
		Yield (b)
	LONG TERM BONDS & NOTES - 6.0%
2,000,000	Federal Home Loan Bank	0.1250%	11/20/2014	2,000,416
7,000,000	Federal Home Loan Mortgage Corp. (c)	1.0000	8/27/2014	7,020,818
	TOTAL LONG TERM BONDS & NOTES (Cost - $9,023,292)			9,021,234

	SHORT-TERM INVESTMENTS - 54.2%
	BONDS & NOTES - 21.2%
3,000,000	Federal Home Loan Bank	0.1700	4/1/2014	3,000,000
2,500,000	Federal Home Loan Bank	0.0600	4/2/2014	2,499,998
4,000,000	Federal Home Loan Bank	0.1100	6/2/2014	4,000,344
4,000,000	Federal Home Loan Bank	0.1900	7/24/2014	4,001,432
250,000	Federal Home Loan Bank	0.2100	9/12/2014	250,129
500,000	Federal Home Loan Bank	0.1700	9/18/2014	500,165
3,500,000	Federal Home Loan Bank	0.2500	1/16/2015	3,503,346
4,000,000	Federal Home Loan Bank	0.1250	3/20/2015	3,998,464
2,000,000	Federal Home Loan Mortgage Corp. (c)	0.2500	8/14/2014	2,000,118
2,000,000	United States Treasury Notes	1.2500	4/15/2014	2,000,782
6,000,000	United States Treasury Notes	1.0000	5/15/2014	6,006,798
	TOTAL BONDS & NOTES (Cost - $31,758,611)			31,761,576

	CERTIFICATES OF DEPOSIT - 7.7%
2,700,000	Bank of Montreal	0.0100	4/25/2014	2,700,000
2,700,000	Norinchukin Bank/New York	0.2100	4/22/2014	2,700,085
2,900,000	Sumitomo Mitsui Banking Corp.	0.1600	4/4/2014	2,900,000
3,200,000	Sumitomo Mitsui Banking Corp.	0.0100	4/21/2014	3,200,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $11,500,085)			11,500,085

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Principal
Amount ($)				Yield (b)	Maturity	Value
	COMMERCIAL PAPER - 4.3%
3,200,000	General Electric			0.0507%	4/7/2014	$ 3,199,973
3,320,000	Toyota Motor Credit Corp.			0.0710	4/15/2014	3,319,910
	TOTAL COMMERCIAL PAPER (Cost - $6,519,883)					6,519,883

	DISCOUNT AGENCY NOTES - 14.4%
8,108,000	Federal Farm Credit Bank Discount Note			0.0100	4/1/2014	8,108,000
6,999,000	Federal Home Loan Bank			0.0100	4/1/2014	6,999,000
2,000,000	Federal Home Loan Bank			0.0500	4/2/2014	1,999,997
2,000,000	Federal Home Loan Bank			0.0500	4/4/2014	1,999,992
2,500,000	Federal National Mortgage Association (c)			0.0600	6/4/2014	2,499,733
	TOTAL DISCOUNT AGENCY NOTES (Cost - $21,606,722)					21,606,722

	US TREASURY BILLS - 6.6%
3,300,000	US Treasury Bill			0.0500	4/3/2014	3,299,991
2,900,000	US Treasury Bill			0.0500	4/10/2014	2,899,963
3,750,000	US Treasury Bill			0.0600	4/17/2014	3,749,903
	TOTAL US TREASURY BILLS (Cost - $9,949,857)					9,949,857

	TOTAL SHORT-TERM INVESTMENTS - (Cost - $81,335,158)					81,338,123

	TOTAL INVESTMENTS - 82.2% (Cost - $125,348,383) (d)					$ 123,325,533
	OTHER ASSETS LESS LIABILITIES - 17.8%					26,728,141
	NET ASSETS - 100.0%					$ 150,053,674

^	Global Macro Strategies Ltd.
*	Non-Income producing.
(a)	All or a portion of these investments are a holding of the AGMS Fund Limited.
(b)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.
(c)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operate under a federal conservatorship.

(d)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $147,634,106 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

				Unrealized Appreciation:		$ 4,084
				Unrealized Depreciation:		(4,857,627)
				Net Unrealized Depreciation:		$ (4,853,543)

	OPEN TOTAL RETURN SWAP CONTRACTS (a)

	Reference Entity	Notional Amount	Interest Rate	Termination Date	Counterparty	Unrealized Depreciation
	Barclays Bank PLC SWAP	$ 17,779,547	LIBOR+1.20%	11/9/2016	Barclays Capital Inc	$ (806,907)

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

ASSETS
Investment securities:
At cost	$ 125,348,383
At value	$ 123,325,533
Cash	7,022,730
Segregated cash at broker	20,927,765
Receivable for Fund shares sold	153,020
Interest receivable	50,363
Prepaid expenses and other assets	28,585
TOTAL ASSETS	151,507,996

LIABILITIES
Payable for Fund shares repurchased	346,098
Investment advisory fees payable	151,945
Unrealized depreciation on swap contracts	806,907
Fees payable to other affiliates	24,365
Distribution (12b-1) fees payable	16,632
Accrued expenses and other liabilities	108,375
TOTAL LIABILITIES	1,454,322
NET ASSETS	$ 150,053,674

Composition of Net Assets:
Paid in capital	$ 155,462,595
Accumulated net investment loss	(1,086,672)
Accumulated net realized loss from investments	(1,492,492)
Net unrealized depreciation of investments	(2,829,757)
NET ASSETS	$ 150,053,674

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 9,694,890
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,216,248
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 7.97
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 8.46

Class C Shares :
Net Assets	$ 2,901,550
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	370,425
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 7.83

Class I Shares:
Net Assets	$ 96,002,994
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	11,955,490
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 8.03

Class N Shares:
Net Assets	$ 41,454,240
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	5,203,062
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 7.97

(a)

For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months of purchase in the amount of the commissions paid on the shares redeemed.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

INVESTMENT INCOME
Interest	$ 177,863

EXPENSES
Investment Advisory fees	3,743,776
Distribution (12b-1) fees:
Class A	59,091
Class C	41,970
Class N	221,337
Non 12b-1 shareholder servicing fees	148,615
Printing and postage expenses	128,738
Administrative services fees	126,130
Transfer agent fees	92,302
Professional fees	81,374
Registration fees	75,259
Custodian fees	58,195
Accounting services fees	35,237
Compliance officer fees	18,859
Insurance expense	17,687
Trustees fees and expenses	9,844
Other expenses	10,527
TOTAL EXPENSES	4,868,941
Less: Fees waived by the Advisor	(314,040)
NET EXPENSES	4,554,901

NET INVESTMENT LOSS	(4,377,038)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(11,841,036)
Swaps	(5,851,618)
Net Realized Loss on investments	(17,692,654)

Net change in unrealized appreciation (depreciation) on:
Investments	1,615,527
Swaps	(826,632)
Net Change in Unrealized Appreciation (Depreciation) on investments	788,895

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(16,903,759)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (21,280,797)

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2014	March 28, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (4,377,038)	$ (9,319,318)
Net realized loss on investments	(17,692,654)	(25,511,243)
Net change in unrealized appreciation (depreciation) on investments	788,895	(381,016)
Net decrease in net assets resulting from operations	(21,280,797)	(35,211,577)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,349,241	52,764,690
Class C	589,156	4,060,320
Class I	66,425,266	149,618,190
Class N	19,748,413	104,068,668
Redemption fee proceeds:
Class A	278	3,451
Class C	47	255
Class I	1,488	11,728
Class N	1,029	7,562
Payments for shares redeemed:
Class A	(37,487,658)	(65,158,659)
Class C	(2,303,199)	(1,294,410)
Class I	(128,026,100)	(128,883,428)
Class N	(87,810,600)	(74,914,920)
Net increase (decrease) from shares of beneficial interest transactions	(163,512,639)	40,283,447

NET INCREASE (DECREASE) IN NET ASSETS	(184,793,436)	5,071,870

NET ASSETS
Beginning of Year	334,847,110	329,775,240
End of Year *	$ 150,053,674	$ 334,847,110
*Includes accumulated net investment loss of:	$ (1,086,672)	$ (8,214,938)

SHARE ACTIVITY
Class A:
Shares Sold	634,580	5,574,668
Shares Redeemed	(4,479,677)	(7,071,644)
Net decrease in shares of beneficial interest outstanding	(3,845,097)	(1,496,976)

Class C:
Shares Sold	71,068	438,009
Shares Redeemed	(282,129)	(143,570)
Net increase (decrease) in shares of beneficial interest outstanding	(211,061)	294,439

Class I:
Shares Sold	7,888,943	15,825,724
Shares Redeemed	(15,263,653)	(13,967,764)
Net increase (decrease) in shares of beneficial interest outstanding	(7,374,710)	1,857,960

Class N:
Shares Sold	2,367,687	11,301,048
Shares Redeemed	(10,602,525)	(8,029,566)
Net increase (decrease) in shares of beneficial interest outstanding	(8,234,838)	3,271,482

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class A (1)

		Year Ended		Year Ended		Period Ended
		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of year		$ 8.70		$ 9.55		$ 10.00

Income (loss) from investment operations: (2)
Net investment loss		(0.16)		(0.25)		(0.36)
	Net realized and unrealized loss on investments	(0.57)		(0.60)		(0.09)
Total from investment operations		(0.73)		(0.85)		(0.45)

Redemption fees collected (3)		0.00		0.00		0.00

Net asset value, end of year		$ 7.97		$ 8.70		$ 9.55

Total return (4)		(8.39)%		(8.90)%	(5,6)	(4.50)%	(5,6)

Net assets, at end of year (000s)		$ 9,695		$ 44,037		$ 62,656

Ratios :
Ratio of gross expenses to average net assets (7,8,9)		2.08%	(12)	2.92%	(12)	4.75%
Ratio of net expenses to average net assets (8,10)		1.95%	(12)	2.82%	(12)	4.54%
Ratio of net investment loss to average net assets (8,11)		(1.89)%	(12)	(2.68)%	(12)	(4.43)%

Portfolio Turnover Rate		178%		79%		0%	(6)

(1)	Class A Shares commenced operations on June 1, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (7,8)		2.08%	(12)	2.04%	(12)	2.16%
(10)	Ratio of net expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (8)		1.95%	(12)	1.95%	(12)	1.95%
(11)	Ratio of net investment loss to average net assets
excluding the expenses and income of AGMS Fund Limited: (8)		(1.89)%	(12)	(1.83)%	(12)	(1.84)%
(12)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class C (1)
		Year Ended		Year Ended		Period Ended
		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of year		$ 8.61		$ 9.53		$ 9.95

Income (loss) from investment operations: (2)
Net investment loss		(0.22)		(0.31)		(0.22)
	Net realized and unrealized loss on investments	(0.56)		(0.61)		(0.20)
Total from investment operations		(0.78)		(0.92)		(0.42)

Redemption fees collected (3)		0.00		0.00		0.00

Net asset value, end of year		$ 7.83		$ 8.61		$ 9.53

Total return (4)		(9.06)%		(9.65)%	(5)	(4.22)%	(5)

Net assets, at end of year (000s)		$ 2,902		$ 5,009		$ 2,735

Ratios :
Ratio of gross expenses to average net assets (6,7,8)		2.83%	(11)	3.67%	(11)	5.50%
	Ratio of net expenses to average net assets (7,9)	2.70%	(11)	3.57%	(11)	5.29%
Ratio of net investment loss to average net assets (7,10)		(2.64)%	(11)	(3.43)%	(11)	(5.17)%

Portfolio Turnover Rate		178%		79%		0%	(5)

(1)	Class C Shares commenced operations on October 20, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized for periods less than one full year.
(8)	Ratio of gross expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (6,7)		2.83%	(11)	2.79%	(11)	2.91%
(9)	Ratio of net expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (7)		2.70%	(11)	2.70%	(11)	2.70%
(10)	Ratio of net investment loss to average net assets
excluding the expenses and income of AGMS Fund Limited: (7)		(2.64)%	(11)	(2.58)%	(11)	(2.59)%
(11)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class I (1)

		Year Ended		Year Ended		Period Ended
		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of period		$ 8.74		$ 9.57		$ 10.00

Income (loss) from investment operations: (2)
Net investment loss		(0.14)		(0.23)		(0.34)
Net realized and unrealized loss on investments		(0.57)		(0.60)		(0.09)
Total from investment operations		(0.71)		(0.83)		(0.43)

Redemption fees collected (3)		0.00		0.00		0.00

Net asset value, end of period		$ 8.03		$ 8.74		$ 9.57

Total return (4) (5)		(8.12)%		(8.67)%	(5,6)	(4.30)%	(5,6)

Net assets, at end of period (000s)		$ 96,003		$ 168,971		$ 167,290

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (7,8,9)		1.83%	(12)	2.67%	(12)	4.50%
Ratio of net expenses to average net assets (8,10)		1.70%	(12)	2.57%	(12)	4.29%
Ratio of net investment loss to average net assets (8,11)		(1.64)%	(12)	(2.43)%	(12)	(4.19)%

Portfolio Turnover Rate		178%		79%		0%	(6)

(1)	Class I shares commenced operations on June 1, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (7,8)		1.83%	(12)	1.79%	(12)	1.91%
(10)	Ratio of net expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (8)		1.70%	(12)	1.70%	(12)	1.70%
(11)	Ratio of net investment loss to average net assets
excluding the expenses and income of AGMS Fund Limited: (8)		(1.64)%	(12)	(1.58)%	(12)	(1.60)%
(12)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class N (1)

		Year Ended		Year Ended		Period Ended
		March 31, 2014		March 28, 2013		March 31, 2012
Net asset value, beginning of period		$ 8.69		$ 9.55		$ 10.00

Income (loss) from investment operations: (2)
Net investment loss		(0.16)		(0.25)		(0.36)
	Net realized and unrealized loss on investments	(0.56)		(0.61)		(0.09)
Total from investment operations		(0.72)		(0.86)		(0.45)

Redemption fees collected (3)		0.00		0.00		0.00

Net asset value, end of period		$ 7.97		$ 8.69		$ 9.55

Total return (4)		(8.29)%		(9.01)%	(5)	(4.50)%	(5)

Net assets, at end of period (000s)		$ 41,454		$ 116,830		$ 97,095

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (6,7,8)		2.08%	(11)	2.92%	(11)	4.75%
	Ratio of net expenses to average net assets (6,9)	1.95%	(11)	2.82%	(11)	4.54%
Ratio of net investment loss to average net assets (6,10)		(1.89)%	(11)	(2.68)%	(11)	(4.44)%

Portfolio Turnover Rate		178%		79%		0%	(5)

(1)	Class N shares commenced operations on June 1, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized for periods less than one full year.
(8)	Ratio of gross expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (6,7)		2.08%	(11)	2.04%	(11)	2.16%
(9)	Ratio of net expenses to average net assets
excluding the expenses and income of AGMS Fund Limited: (7)		1.95%	(11)	1.95%	(11)	1.95%
(10)	Ratio of net investment loss to average net assets
excluding the expenses and income of AGMS Fund Limited: (7)		(1.89)%	(11)	(1.83)%	(11)	(1.86)%
(11)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying consolidated notes to financial statements.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2014

1.

ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Macro Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund’s investment objective is to seek absolute returns. The Fund seeks to achieve its investment objective by allocating its assets between global macro strategies and a fixed income strategy.

On September 1, 2013, the partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC, closed a transaction with Genworth Financial, Inc. (“Genworth”), the former parent company of Altegris, in the acquisition of the Genworth’s wealth management business, including Altegris. All customary closing conditions were met with approval at the shareholder meeting held on July 19, 2013, whereby the shareholders approved the new investment advisory agreement.  Results of the proxy are included in the renewal of the advisory agreement.

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and N shares of the Fund are offered at their net asset value (“NAV”) without an initial sales charge. Class C shares may be subject to a CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are offered at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AGMS Fund Limited (“AGMS”) a wholly-owned and controlled subsidiary, in which the Fund may invest up to 25% of its total net assets. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%).  All inter-company accounts and transactions have been eliminated in consolidation.

A summary of the Fund’s investment in AGMS is as follows:

	Inception Date of AGMS	AGMS Net Assets at March 31, 2014	% of Fund Net Assets at March 31, 2014
AGMS	4/13/2011	$33,931,577	22.6%

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

AGMS gains exposure to the global derivatives markets through investment in the unaffiliated trading companies of Global Macro Strategy Limited (“GMSL”). GMSL is an exempted company under the Companies Law of the Cayman Islands created on April 6, 2011. GMSL uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTA”). Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. AGMS may redeem its shares in GMSL on a biweekly basis.

Altegris Advisors, LLC (the “Advisor”) fair values the investments in GMSL daily based on the underlying CTA’s current position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA.  The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisor’s estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA.  The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisor’s prior day fair value NAV is reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis.   For financial reporting purposes, at  March 31, 2014 the NAV is calculated using the current market values of the CTAs total assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the referenced assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

The amounts of derivative instruments disclosed on the Consolidated Portfolio of Investments at March 31, 2014 are a reflection of the volume of derivative activity for the Fund.

Fair Value - The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Private Investment Company	$ -	$ 18,486,396	$ -	$ 18,486,396
Unaffiliated Trading Companies	-	6,742,047	-	6,742,047
Structured Note	-	7,737,733	-	7,737,733
Bonds & Notes	-	40,782,810	-	40,782,810
Certificates of Deposit	-	11,500,085	-	11,500,085
Commercial Paper	-	6,519,883	-	6,519,883
Discount Agency Notes	-	21,606,722	-	21,606,722
U.S. Treasury Bills	-	9,949,857	-	9,949,857
Total Assets:	$ -	$ 123,325,533	$ -	$ 123,325,533

Liabilities - Derivatives
Swaps	$ -	$ (806,907)	$ -	$ (806,907)

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the beginning of the reporting period.

*Refer to the Consolidated Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years or expected to be taken in the Fund’s 2014 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AGMS is an exempted Cayman investment company. AGMS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AGMS is a Controlled Foreign Corporation (“CFC”) and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $112,243,025 and $129,031,167. For the year ended March 31, 2014, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $13,585,193 and $19,829,482 respectively.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts.  During the year ended March 31, 2014, the Fund was not subject to any master netting arrangements.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2014:

Derivative Investment Type                       Location on the Statement of Assets and Liabilities

Total Return Swaps                                    Unrealized depreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2014:

Liability Derivatives Investment Value
Derivative Investment Type	Swaps
Total Return Swaps	$ 806,907

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2014:

Derivative Investment Type

Location of Gain/Loss on Derivative

Swaps

Net realized gain (loss) from swaps

Net unrealized appreciation (depreciation) on swaps

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
Derivative Investment Type	Equity Risk	Total for the Year Ended March 31, 2014
Swaps	$ (5,851,618)	$ (5,851,618)

Changes in unrealized appreciation/(depreciation)on derivatives recognized in the Statement of Operations
Derivative Investment Type	Equity Risk	Total for the Year Ended March 31, 2014
Swaps	$ (826,632)	$ (826,632)

Associated Risks:

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The Fund’s Advisor delegates management of the Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, Fund’s accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor, not the Fund.  For the year ended March 31, 2014, The Advisor received $3,743,776 in advisory fees.

Prior to September 1, 2013, the Fund's Advisor had contractually agreed to reduce its fees and/or absorb expenses of the Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.95%, 2.70%, 1.70% and 1.95% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. Effective September 1, 2013 the adviser revised the operating expense limitation and herby agrees to limit the Fund’s current Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (FEL) or extraordinary expenses such as litigation) will not exceed 1.94%, 2.69, 1.69% and 1.94% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively, until at least January 31, 2015.

 The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

arrangement at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire March 31 of the following years:

2015	$251,251
2016	$349,782
2017	$314,040
$915,073

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class N shares, and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended March 31, 2014, pursuant to the Plan, Class A, Class C and Class N shares paid $59,091, $41,970 and $221,337, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. The Distributor is an affiliate of GFS. During the year ended March 31, 2014, the Distributor received $5,573 and $8,000 in underwriting commissions for sales of Class A and Class C shares, of which $818 and $2,053, respectively, was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Mutual Funds or mutual fund Family (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the year ended March 31, 2014, Class A, Class C, Class I and Class N shares, assessed redemption fees in the amounts of $278, $47, $1,488 and $1,029, respectively.

6.  TAX COMPONENTS OF CAPITAL

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (2,537,501)	$ (2,871,420)	$ (5,408,921)

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Qualified late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $1,045,009.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such capital losses of $1,492,492.

The difference between book basis and tax basis accumulated net investment losses and unrealized depreciation is primarily attributable to the mark-to-market on passive foreign investment corporations.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, adjustments for passive foreign investment corporations and adjustments related to the fund’s holding in AGMS Fund Ltd, resulted in reclassification for the year ended March 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (54,484,630)	$ 11,505,304	$ 42,979,326

Appropriate tax adjustments have been made to the tax cost of investments, accumulated earnings on a tax basis and capital loss carryforwards in accordance with March 31, 2013 tax year end of the Fund.

7.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103-7096	Phone: +1 215 448 5000 Fax: +1 215 448 5500 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust

We have audited the accompanying consolidated statement of assets and liabilities of the Altegris Macro Strategy Fund (the Fund), including the consolidated portfolio of investments, as of March 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the three years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Macro Strategy Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

May 28, 2014

Altegris Macro Strategy Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2014

As a shareholder of the Altegris Macro Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Macro Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning October 1, 2013 and ending March 31, 2014.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Macro Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Actual
Expenses		10/1/13	3/31/2014	10/1/13-3/31/14
Class A	1.95%	$1,000.00	$966.10	$9.56
Class C	2.70%	$1,000.00	$961.90	$13.21
Class I	1.70%	$1,000.00	$967.50	$8.34
Class N	1.95%	$1,000.00	$966.10	$9.56
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Hypothetical
(5% return before expenses)		10/1/13	3/31/2014	10/1/13-3/31/14
Class A	1.95%	$1,000.00	$1,015.21	$9.80
Class C	2.70%	$1,000.00	$1,011.47	$13.54
Class I	1.70%	$1,000.00	$1,016.45	$8.55
Class N	1.95%	$1,000.00	$1,015.21	$9.80

*     Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Altegris Macro Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Shareholder Voting Results

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

Shares Voted

Shares Voted Against

In Favor

or Abstentions

Mark Garbin

609,702,446

       7,380,704

Mark D. Gersten

609,750,246

       7,332,904

John V. Palancia

609,370,118

       7,713,033

Andrew Rogers

609,691,730

       7,391,421

Mark H. Taylor

608,885,975

       8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday August 2, 2013, Trust shareholders of record as of the close of business on June 7, 2013 voted to approve the following proposal:

Proposal 1: To approve a new investment Advisory Agreement.

Shares Voted

Shares Voted Against

In Favor

or Abstentions

8,862,905

     254, 963

Altegris Macro Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Altegris Macro Strategy Fund (Adviser – Altegris Advisors, LLC)*

In connection with the April 24, 2013 special meeting of the Board of Trustee (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to Altegris Macro Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience.  The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Fund.  The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers.  A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers.  The Trustees noted that Altegris manages a robust marketing and distribution plan for the Fund that includes marketing the Funds to Altegris’ affiliated broker-dealers, independent broker-dealers, and making the Fund available for sale on approximately 20 mutual fund “supermarket” platforms.  During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue.  The Trustees remarked that they and the Trust’s chief compliance officer (“CCO”) have had a good working relationship with Altegris personnel since the commencement of the Altegris/Trust relationship.  The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’ compliance team had developed a strong infrastructure for monitoring overall compliance.  The Trust’s CCO noted that Altegris’ current CCO is also its general counsel.  The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to.  The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm.  Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to.  Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Fund.

Performance.  The Trustees noted that they had recently considered the approval of the advisory agreement between the Trust and Altegris with respect to the Fund at the March 29, 2013 meeting of the Board.  Because of the relatively brief time since their last review of the Fund’s performance, the Trustees revisited their deliberations from that meeting.  They noted that although the Fund continues to trail all comparable averages over the last 1 year, the Fund has outperformed the Morningstar category average since inception and its performance had improved since March 2013. The Trustees recalled Altegris’ frank assessment of its own performance and its proactive efforts to improve the Fund’s performance, as discussed at the March meeting.

Fees and Expenses.  The Trustees noted that they had recently considered the approval of the advisory agreement between the Trust and Altegris with respect to the Fund at the March 27, 2013 meeting of the Board.  Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting.  They noted the Fund’s fee of 1.50% is higher than the Morningstar category average of 1.24%, but within the high-low range of fees charged by funds in the category (0.59% - 2.99%).  They further noted the advisory fee is in line with the fees charged by other funds in its peer group which average 1.56% and range 1.40% to 1.80%.  They noted that the approved breakpoints in place reduce the fee as low as 1.0% at the highest breakpoint.  After evaluating the materials provided, and revisiting their deliberations from the March 2013 meeting of the Board, the Trustees concluded that the fee was acceptable.

Economies of Scale.  The Trustees considered whether economies of scale will be reached with respect to the management of the Fund.  The Trustees considered the expense limitation agreement in place for the Fund, and the proposed breakpoints included in the Advisory Agreement with respect to the Fund. After discussion, the Board’s consensus was that in consideration of the expense limitation agreement, the proposed breakpoints continue to be appropriate, and the shareholders will benefit appropriately from the economies of scale.

Profitability.  The Trustees considered the profits Altegris would realize in connection with managing the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to  the Fund. The Trustees noted that they had recently considered the approval of the advisory agreement between the Trust and Altegris with respect to the Fund at the March 27, 2013 meeting of the Board.  Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting.  They considered the profits realized by Altegris over the last 12 months in connection with the operation of the Fund.  The Trustees considered that based on Altegris’ considerable capital commitment related to launching the Fund, and related business risks, Altegris is being rewarded appropriately for its commitment and risk.  The Trustees concluded that the fees are reasonable.

Conclusion.  Having requested and received such information from the Altegris as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Macro Strategy Fund (Sub-Adviser – J.P. Morgan Investment Management, Inc.)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and J.P. Morgan Investment Management, Inc. (“JPM”), on behalf of Altegris Macro Strategy Fund (the “Fund”). The Trustees noted that JPM previously had provided the Trustees with materials related to its proposed Sub-Advisory Agreement, including information on the firm's investment strategies executed for its existing clients.  In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees took into consideration that that JPM has over $1.4 trillion in assets under management, providing a wide range of investment solutions and products to individuals, advisers and institutions. The Trustees discussed the extensive research conducted by JPM, the impressive background of the professionals servicing the Fund, and the sub-adviser’s culture of compliance.  The Trustees discussed JPM’s responses and concluded that the nature, extent, and quality of services provided by JPM were very satisfactory.

Performance.  The Trustees noted that the portion of Altegris Macro managed by JPM slightly outperformed its benchmark index over the 1-year period and since inception. After discussion, the Trustees concluded that JPM’s performance is reasonable

Fees and Expenses.  The Trustees evaluated JPM’s sub-advisory fee of 0.06% for the Fund, and compared it to management fees charged by JPM to other mutual funds, pooled investment vehicles or private account with investment objectives and strategies comparable to the Fund.  The Trustees noted that sub-advisory fees charged were identical to the management fees it charged for other similar services.  After evaluating the materials provided, the Trustees concluded that the sub-advisory fee was more than acceptable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that based on the competitive fee charged by JPM, the lack of breakpoints was acceptable.

Profitability.  The Trustees considered the profits realized by JPM in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund.  The Trustees noted that no additional benefits were realized by JPM from other activities related to the Fund.  After further discussion, the Trustees concluded that JPM’s anticipated profits from the Fund were not excessive.

Conclusion. Having requested and received such information from JPM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund

Altegris Macro Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	102

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	102	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (Since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	127

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	127	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	102	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	102	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Altegris Macro Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	102	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

3/31/14 – NLFT_v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 400

La Jolla, CA 92037

SUB – ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

x

www.altegris.com/mutualfunds

888.524.9441www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $30,000

(b)

Audit-Related Fees

2014 -  None

(c)

Tax Fees

2014 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $8,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/3/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/3/14